Exhibit 10.33

Execution Version

June 28, 2022

STRICTLY CONFIDENTIAL

Agile Therapeutics, Inc.

500 College Road East, Suite 310

Princeton, New Jersey 08540

Attn: Alfred Altomari, President and Chief Executive Officer

Dear Mr. Altomari:

Reference is made to the engagement letter (the “Engagement Letter”), dated February 18, 2022, by and between Agile Therapeutics, Inc. (the “Company”) and H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright shall serve as the exclusive agent, advisor or underwriter in any offering of securities of the Company during the “Term” (as defined in the Engagement Letter). Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

The Company and Wainwright hereby agree, solely in connection with the Offering of the Company’s equity securities contemplated by the Registration Statement on Form S-1 (File No. 333-264960), to amend the Engagement Letter as follows:

(i)	delete in its entirety clause (a) of Paragraph A.3 of the Engagement Letter (management fee).

(ii)	delete in its entirety Paragraph A.5 of the Engagement Letter (right of first refusal).

(iii)	amend and restate the first sentence of Paragraph B as the below:

“B. Term and Termination of Engagement; Exclusivity. The term of Wainwright’s exclusive engagement will begin on the date hereof until the six month anniversary of the date of this amendment (the “Term”).”

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this amendment and shall not be in any way changed, modified or superseded except as set forth herein.

This amendment shall be construed and enforced in accordance with the laws of the State of New York, without regards to conflicts of laws principles. This amendment may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

* * * * *

430 Park Avenue | New York, NY 10022 | 212.356.0500 | www.hcwco.com

Member: FINRA/SIPC

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:
Name:
Title:

Accepted and Agreed:

Agile Therapeutics, Inc.

By:
Name:
Title:

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